SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 10, 2001

                             PRIME COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)


                Delaware                              52-2031531
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            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)

        409 Center Street, Yuba City, CA                        95991
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       (Address of principal executive offices)                (Zip Code)

                                 (530) 755-3580
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             (Registrant's telephone number, including area code)
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Item 4. Change in Registrant's Certifying Accountant

     Effective April 17, 2001, Hein + Associates LLP, the Registrant's Certifying Accountant for the past two fiscal years, was dismissed. On April 19, 2001, Stonefield Josephson, Inc., Certified Public Accountants, were engaged to serve as the Registrant's new auditors. The selection of Stonefield Josephson, Inc., was approved by the Audit Committee of the Registrant's Board of Directors. There was no consultation regarding accounting policy or procedures with Stonefield Josephson, Inc., prior to their engagement.

     Hein + Associates LLP's reports for the fiscal years 1999 and 2000 have not contained an adverse opinion or a disclaimer of opinion. These reports were neither qualified nor modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years and from December 31, 2000 to the date of dismissal.

     Hein + Associates LLP did disclose in a letter addressed to the Board of Directors and Stockholders of the Registrant dated February 9, 2001 as contained in the Registrant's form 10-KSB for the fiscal year 2000, attached to the consolidated financial statements for the fiscal years 1999 and 2000, an explanatory paragraph regarding the ability of the company to remain a going concern.

     Hein + Associates LLP has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements for the fiscal years 1999 and 2000 do not exist. Nor has Hein + Associates LLP advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management for the fiscal years 1999 and 2000. Hein + Associates LLP has not advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements. Nor has Hein + Associates LLP advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements for the fiscal years 1999 and 2000, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Hein + Associates LLP advised the Registrant of any other reportable event.


     The Audit Committee of the Registrant's Board of Directors recommended this change of auditors from Hein + Associates LLP to Stonefield Josephson, Inc., which was approved by the Board of Directors.

     The Registrant has provided Hein + Associates LLP with a copy of the disclosure contained herein and has requested that Hein + Associates LLP provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Norbert J. Lima
                                   -----------------------------
                                    Norbert J. Lima
                                    President
Date:       05-10-01